                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  T. MILTON HONEA
                                          T. Milton Honea, Principal Executive
                                          Officer and Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  JACK W. ELLIS, II
                                          Jack W. Ellis, II, Principal
                                          Accounting Officer

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  JOE E. CHENOWETH
                                          Joe E. Chenoweth, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  O. HOLCOMBE CROSSWELL
                                          O. Holcombe Crosswell, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  WALTER A. DeROECK
                                          Walter A. DeRoeck, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  DONALD H. FLANDERS
                                          Donald H. Flanders, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  JAMES O. FOGLEMAN
                                          James O. Fogleman, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  JOHN P. GOVER
                                          John P. Gover, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  ROBERT C. HANNA
                                          Robert C. Hanna, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  MYRA JONES
                                          Myra Jones, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  SIDNEY MONCRIEF
                                          Sidney Moncrief, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  LARRY C. WALLACE
                                          Larry C. Wallace, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  ARKLA, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Arkla, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Michael B. Bracy and William H. Kelley, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3, together with any amendments and any other documents in support thereof or supplemental thereto, relating to the offering and issuance of up to 15,000,000 shares of the Company's Common Stock, $0.625 par value per share, and up to 2,250,000 additional shares of Common Stock pursuant to the Underwriters' 15% over-allotment option, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of March, 1994.

                                          /s/  D.W. WEIR, SR.
                                          D.W. Weir, Sr., Director